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                                                                    EXHIBIT 10.8











                               TRANSFER AGREEMENT

                                   dated as of

                                    [ ], 2000

                                     between


                                RCL TRUST 2000-1,
                                 as Transferor,

                                       and

                        THE BANK OF NEW YORK (DELAWARE)
                                 as Trustee of
                      Ford Credit Auto Lease Trust 2000-1,
                                  as Transferee




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                                TABLE OF CONTENTS


                                                                            Page

Section 1.  Definitions.......................................................1
Section 2.  Transfer of Series 2000-1 Certificates............................1
Section 3.  Transferor's Warranty; Reservation of Security Interest...........2
Section 4.  Assignment of Rights..............................................3
Section 5.  Waivers...........................................................3
Section 6.  Confidential Information..........................................3
Section 7.  Counterparts......................................................3
Section 8.  Signature Constitutes Acceptance..................................3
Section 9.  No Petition.......................................................3
Section 10. Headings..........................................................4
Section 11. Governing Law.....................................................4
Section 12. Rights and Benefits...............................................4
Section 13. Submission of Jurisdiction........................................4




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                  TRANSFER AGREEMENT, dated as of [ ], 2000, between RCL TRUST
2000-1, as Transferor (the "Transferor"), and THE BANK OF NEW YORK (DELAWARE), acting not in its individual capacity but solely as trustee of Ford Credit Auto Lease Trust 2000-1, as Transferee (the "Transferee").

                  WHEREAS, the Series 2000-1 Certificates have been contributed to the Transferor;

                  WHEREAS, the Transferor and the Transferee wish to set forth the terms pursuant to which the Series 2000-1 Certificates are to be transferred by the Transferor to the Transferee; and

                  WHEREAS, immediately following such transfer, the Transferee intends first to grant to The Chase Manhattan Bank, in its capacity as Indenture Trustee under the Indenture dated as of [ ], 2000 entered into with the Transferee, a security interest in the Series 2000-1 Certificates and then, subject to such security interest, grant to the Transferor the right to the use of, and proceeds from, the Series 2000-1 Certificates for the term set forth in, and pursuant to the terms and conditions of, the Program Operating Lease between the Transferee and the Transferor.

                  NOW, THEREFORE, the Transferor and the Transferee agree as follows:

                  Section 1. Definitions. Whenever used in this Agreement capitalized terms have the meanings assigned to them herein or, if not defined herein, as defined in Appendix A attached hereto. To the extent that the definitions set forth herein conflict with the definitions set forth in Appendix A, or incorporated by reference therein, the definitions set forth herein shall be controlling.

                  "Agreement" means this Transfer Agreement.

                  "Transfer Price" means $[ ], which is the aggregate Securitization Value of the Series 2000-1 Assets as of the Initial Series 2000-1 Cut-Off Date net of any purchase discount and underwriting commissions with respect to the issuance and sale of the Senior Notes and the Lease Trust Certificates.

                  Section 2. Transfer of Series 2000-1 Certificates. (a) In consideration of the Transfer Price paid by the Transferee to the Transferor, and other good and valuable consideration, receipt of which is hereby



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acknowledged, the Transferor does hereby grant, convey, bargain, assign, transfer, deliver, and set over to the Transferee, its successors and assigns, all of the Transferor's right, title and interest in and to the Series 2000-1 Certificates, to have and to hold the same unto the Transferee, its successors and assigns, forever.

                  (b) An amount equal to the Transfer Price payable by delivery of (1) the Class A-1 ____% Asset Backed Senior Notes of the Transferee with a principal balance of $_________, (2) the Class A-2 ____% Asset Backed Senior Notes of the Transferee with a principal balance of $_________, (3) the Class A-3 ____% Asset Backed Senior Notes of the Transferee with a principal balance of $_________, (4) the Class A-4 ____% Asset Backed Senior Notes of the Transferee with a principal balance of $_________, (5) the Class A-5 ____% Asset Backed Senior Notes of the Transferee with a principal balance of $_________,
(6) the ____% Asset Backed Subordinated Notes of the Transferee with a principal balance of $_________ and (7) the ____% Asset Backed Lease Trust Certificates of the Transferee with a principal balance of $_________, shall be paid by the Transferee to the Transferor on the Closing Date.

                  (c) The Transferor agrees to pay on behalf of the Transferee expenses consisting of accounting, printing and rating agency fees incurred in connection with the offering of the Senior Notes and the Lease Trust Certificates by the Transferee, such amounts to be treated as a contribution by the Transferor to the Transferee.

                  Section 3. Transferor's Warranty; Reservation of Security Interest. (a) The Transferor does hereby warrant to the Transferee, its successors and assigns that (i) it is the true and lawful owner of the Series 2000-1 Certificates and has the legal right to transfer the Series 2000-1 Certificates; (ii) it has good and valid title to the Series 2000-1 Certificates and that the Series 2000-1 Certificates are on the date hereof free and clear of all Liens; (iii) good, valid and indefeasible title to the Series 2000-1 Certificates is hereby conveyed to the Transferee; and (iv) the Transferor will warrant and defend such title against the claims of all Persons.

                  (b) To the extent that the conveyance of the Series 2000-1 Certificates hereunder is characterized by a court of competent jurisdiction or similar Governmental Authority as a financing, it is intended by the Transferor and the Transferee that the interest conveyed hereunder constitute a grant of a security interest under the UCC as in effect in the State of New York by the Transferor to the Transferee to secure a loan by the Transferee of the Transfer Price to the Transferor. The Transferor hereby grants to the Transferee a first priority security interest in and against all of the Transferor's right, title and interest in and to the Series 2000-1 Certificates. To the extent that the conveyance of the Series 2000-1 Certificates hereunder is characterized by a court or similar Governmental Authority of competent

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jurisdiction as a financing, the parties hereto agree that this Agreement constitutes a "security agreement" under all applicable laws.

                  Section 4. Assignment of Rights. The Transferor hereby assigns, transfers and sets over unto the Transferee all of the Transferor's right, title and interest in and to the Asset Contribution Agreement, including, without limitation, all rights of the Transferor, as Holder of the Series 2000-1 Certificates, under the Administrative Agency Agreement and the Series 2000-1 Supplement. Such transfer and assignment includes, without limitation, all rights, powers and remedies of the Transferor under the Asset Contribution Agreement and as Holder of the Series 2000-1 Certificates, including any rights to indemnity or other payments thereunder.

                  Section 5. Waivers. No failure or delay on the part of the Transferee in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

                  Section 6. Confidential Information. The Transferee agrees that it will neither use nor disclose to any person the names and addresses of the Lessees under the Series 2000-1 Leases and Series 2000-1 Leased Vehicles, except in connection with the enforcement of the Transferee's rights hereunder, under the Administrative Agency Agreement or as required by law.

                  Section 7. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

                  Section 8. Signature Constitutes Acceptance. By signing this Agreement, the Transferee hereby acknowledges receipt of and accepts the Series 2000-1 Certificates and the Transferor hereby acknowledges receipt of the Transfer Price thereof.

                  Section 9. No Petition. Each of the Transferee and the RCL Trustee hereunder hereby covenants that for a period of one year and one day after payment in full of all distributions to all Holders of the Senior Notes pursuant to the terms of the Indenture and the Lease Trust Agreement, it will not institute against, or join any Person in instituting against the Transferor or any Titling Company any bankruptcy, reorganization, insolvency or liquidation proceeding, or other similar proceeding,

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under the laws of the United States or any state of the United States.

                  Section 10. Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 12. Rights and Benefits. The Transferee, in acting hereunder, is entitled to all of the rights, benefits, privileges, immunities, protections and indemnities extended to the Lease Trustee in the Lease Trust Agreement.

                  Section 13. Submission of Jurisdiction. The Transferee hereby submits to the nonexclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

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                  IN WITNESS WHEREOF, the parties hereby have caused this
Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.


                                    RCL TRUST 2000-1

                                    By:    FIRST UNION TRUST COMPANY,
                                           NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely as
                                    trustee of RCL Trust 2000-1, as Transferor


                                    By:
                                       -----------------------------------------
                                    Name:  Edward L. Truitt, Jr.
                                    Title: Vice President


                                    THE BANK OF NEW YORK (DELAWARE), not in its individual capacity but solely as trustee of Ford Credit Auto Lease Trust 2000-1, as Transferee


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title: